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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 2005


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


     Delaware                        1-12295              76-0513049
(State or other jurisdiction of   (Commission          (I.R.S. Employer
 incorporation or organization)   File Number)        Identification No.)


   500 Dallas, Suite 2500, Houston, Texas                     77002
  (Address of principal executive offices)                  (Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)




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Item 8.01.  Other Items.

     On January 13, 2005, Genesis Energy, L.P. ("GELP") acquired 14 natural gas pipeline and gathering systems located in Texas, Louisiana and Oklahoma from Multifuels Energy Asset Group, L.P. The purchase price was $3.1 million in cash and was financed by GELP through its existing credit facility with Bank of America. A copy of the press release regarding this acquisition is filed as
Exhibit 99.1 is attached hereto.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

            The following materials are filed as exhibits to this Current Report on Form 8-K.

            Exhibit.

            *99.1 Copy of Genesis Energy, L.P.'s press release dated January 18, 2005.



                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               GENESIS ENERGY, L.P.
                                               (A Delaware Limited Partnership)

                                               By:   GENESIS ENERGY, INC., as
                                                          General Partner


Date:  January 19, 2005                        By:     /s/  ROSS A. BENAVIDES
                                                  -----------------------------
                                                       Ross A. Benavides
                                                       Chief Financial Officer